Exhibit 99.1

GMAC Re
Condensed Carve-Out Financial Statements of GMAC Re
(A Carve-Out of GMAC Insurance Holdings LLC)
As of and for the nine months ended September 30, 2008 and 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
GMAC RE

We have reviewed the condensed carve-out balance sheets of GMAC RE as of September 30, 2008, and the related condensed carve-out statements of operations, division equity and cash flows for the nine-month periods ended September 30, 2008 and 2007.  These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States).  A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the carve-out balance sheets of GMAC RE as of December 31, 2007 and 2006, and the related statements of operations, division equity, and cash flows for the years ended December 31, 2007, 2006 and 2005 (not presented herein); and in our report dated December 11, 2008, we expressed an unqualified opinion on those financial statements.  In our opinion, the information set forth in the accompanying condensed carve-out balance sheet as of December 31, 2007 is fairly stated in all material respects in relation to the balance sheet from which it has been derived.

/S/ BDO Seidman, LLP

New York, NY

January 13, 2009

GMAC RE
CONDENSED BALANCE SHEETS
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
AS OF SEPTEMBER 30, 2008 AND DECEMBER 31, 2007
(In thousands of dollars)

	(unaudited)
	September 30, 2008	December 31, 2007
ASSETS

Investments available-for-sale - at fair value:
Debt securities (amortized cost of $568,924 and $504,130, respectively)	$572,593	$513,826

Cash and cash equivalents	46,672	10,755
Premiums and other receivables - net	190,289	142,240
Reinsurance recoverables on unpaid losses	74,795	44,023
Prepaid reinsurance premiums	14,549	12,295
Deferred acquisition costs	48,971	35,159
Securities lending collateral	-	4,289
Deferred taxes	43,311	38,347
Receivable from GMACI Holdings	420,360	497,340
Other assets	1,998	896

TOTAL ASSETS	$1,413,538	$1,299,170

LIABILITIES AND DIVISION EQUITY

LIABILITIES:
Unpaid losses and loss adjustment expenses	$840,335	$772,473
Unearned premiums and revenue	246,899	189,304
Reinsurance payable	15,944	14,645
Accounts payable	1,746	2,337
Securities lending obligation	-	4,289
Other liabilities	5,900	8,371

TOTAL LIABILITIES	1,110,824	991,419

COMMITMENTS AND CONTINGENCIES (see notes 9 and 10)

DIVISION EQUITY	302,714	307,751

TOTAL LIABILITIES AND DIVISION EQUITY	$1,413,538	$1,299,170

The accompanying notes are an integral part of these unaudited condensed carve-out financial statements.

GMAC RE
CONDENSED STATEMENTS OF OPERATIONS
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(In thousands of dollars)

	(unaudited)
	Nine months ended September 30,

	2008	2007
REVENUE:
Premiums and revenue earned	$367,975	$367,006
Net investment income	40,803	42,269
Other revenue	265	-

Total revenue	409,043	409,275

LOSSES AND EXPENSES:
Losses and loss adjustment expenses	274,289	238,961
Policy acquisition costs	74,332	77,578
General and administrative expense	22,792	24,712
Depreciation and amortization expense	465	847
Other expense	413	399

Total expenses	372,291	342,497

INCOME BEFORE PROVISION FOR TAXES	36,752	66,778

PROVISION FOR INCOME TAXES	12,863	23,372

NET INCOME	$23,889	$43,406

The accompanying notes are an integral part of these unaudited condensed carve-out financial statements.

GMAC RE
CONDENSED STATEMENTS OF DIVISION EQUITY
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(In thousands of dollars)

(unaudited)
Balance at December 31, 2006	$281,543

Net distributions to GMACI	(34,349)

Comprehensive income:
Net income	43,406
Other comprehensive income, net of tax of $2,334	4,334

Balance at September 30, 2007	$294,934

(unaudited)
Balance at December 31, 2007	$307,751

Net distributions to GMACI	(25,009)

Comprehensive income:
Net income	23,889
Other comprehensive loss, net of tax of $2,111	(3,917)

Balance at September 30, 2008	$302,714

The accompanying notes are an integral part of these unaudited condensed carve-out financial statements.

GMAC RE
CONDENSED STATEMENTS OF CASH FLOWS
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(In thousands of dollars)

	Nine months ended September 30,

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$23,889	$43,406
Reconciliation of net income to net cash provided by operating activities:
Net amortization of discounts and premiums on investments	88	(82)
Depreciation and amortization	465	847
Net realized loss on available-for-sale investments	2	3
Net change in assets and liabilities:
Premiums and other receivables	(48,049)	(58,684)
Deferred policy acquisition costs	(13,812)	(4,235)
Unpaid losses and loss adjustment expenses, net of reinsurance	37,090	32,666
Unearned premiums and revenue, net of reinsurance	55,341	44,836
Reinsurance payable	1,299	1,997
Deferred income taxes, net	(2,853)	(2,948)
Accounts payable	(591)	(197)
Other changes in assets and liabilities	74,333	37,651

Net cash provided by operating activities	127,202	95,260

CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities:
Purchases	(134,893)	(46,267)
Calls and maturities	68,274	18,176
Sales	1,735	1,677
Securities lending collateral	4,289	1,123
Securities lending obligation	(4,289)	(1,123)
Other investing	(1,392)	(377)

Net cash used in investing activities	(66,276)	(26,791)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net distributions to GMACI Holdings	(25,009)	(34,349)

Net cash used in financing activities	(25,009)	(34,349)

NET INCREASE IN CASH AND CASH EQUIVALENTS	35,917	34,120
CASH AND CASH EQUIVALENTS - Beginning of period	10,755	16,408

CASH AND CASH EQUIVALENTS - End of period	$46,672	$50,528

The accompanying notes are an integral part of these unaudited condensed carve-out financial statements.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

1.   ORGANIZATION

GMAC RE (the “Company” or “GMAC RE”) is an indirect wholly-owned subsidiary of GMAC LLC (“GMAC”), a global retail financial services firm comprised of approximately 15 million customers.  GMAC RE is headquartered in Mt. Laurel, New Jersey, and includes reinsurance operations of GMAC Insurance (“GMACI”), a reinsurance segment of GMAC and wholly-owned subsidiary of GMACI Holdings LLC (“GMACI Holdings”).  GMAC RE has a well-defined niche strategy focused on regional property and casualty (“P&C”) insurance companies.  Its portfolio includes treaty and facultative P&C reinsurance produced both through brokers and on a direct basis, accident and health (“A&H”) reinsurance operations and excess and surplus (“E&S”) insurance operations underwritten by the Strategic Risk Specialists (“SRS”) group.

GMAC RE manages its business mix by underwriting groups, including broker treaty reinsurance, direct treaty reinsurance, facultative reinsurance, A&H reinsurance and SRS (excess and surplus insurance) reinsurance.  As part of its product mix and risk management strategy, the Company does not underwrite volatile lines of business such as professional liability, product liability, and directors’ and officers’ liability.

The Company’s two largest operating units are focused on providing treaty reinsurance to U.S. regional P&C insurers through brokers and on a direct basis.  Covered risks include primarily personal and commercial auto, commercial multi-peril and workers’ compensation.  GMAC RE’s specialty facultative segment is focused on providing reinsurance of individual commercial auto and workers’ compensation to U.S. regional insurers.  In 2005, the Company established the A&H segment, focusing on reinsurance of employer stop loss programs for self-insured employers.  In 2006, GMAC RE added the SRS segment focusing on excess and surplus commercial property lines.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

2.	ACCOUNTING POLICIES

Basis of Presentation — The condensed carve-out financial statements include the Company’s accounts, after eliminating all significant intercompany balances and transactions.  The Company’s accounting and reporting policies conform to accounting principles generally accepted in the United States of America (“GAAP”).  The Company is an integrated business of GMACI that operates as a single business and is not a stand-alone entity.  The condensed carve-out financial statements of the Company reflect the assets, liabilities, revenues and expenses directly attributable to the Company, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in division equity and cash flows of the Company on a stand-alone basis.  The allocation methodologies have been described in notes 2, 4 and 8 to the condensed carve-out financial statements.  The financial information included herein may not necessarily reflect the financial position, results of operations, changes in division equity and cash flows of the Company in the future or what they would have been had the Company been a separate, stand-alone entity during the periods presented.

Use of Estimates and Assumptions — The preparation of the carve-out financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the reporting period.

The Company’s principal estimates include unpaid losses and loss adjustment expense reserves; deferred acquisition costs; reinsurance recoverables, including the provision for uncollectible recoverables; other-than-temporary impairments of investment securities; and taxes.  In developing the estimates and assumptions, management uses all available evidence.  Because of uncertainties associated with estimating the amounts, timing and likelihood of possible outcomes, actual results could differ from estimates.

Related Party Receivable – The accompanying condensed carve-out financial statements include certain direct and reinsurance business underwritten by various insurance company subsidiaries (“carve-out business”) of GMACI.  Accordingly, premiums, losses, commissions and related assets and liabilities were carved out from these insurance company subsidiaries’ financial statements, which also included other business and activities.  With certain exceptions, cash and investments or invested assets related to the carve-out business were generally co-mingled with other business of insurance company subsidiaries.  Receivable from GMACI Holdings primarily consists of these co-mingled invested assets held by various insurance company subsidiaries of GMACI.  The invested assets amount was allocated based on the sum of division equity and liabilities reduced by other assets of the Company. Receivable from GMACI Holdings also includes current income tax payable or receivable since GMAC files a consolidated tax return and these amounts are settled through intercompany accounts.  The balance due from GMACI Holdings as of September 30, 2008 and December 31, 2007 was $420.4 million and $497.3 million, respectively.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Division Equity – GMACI uses an internally developed economic capital model to monitor capital adequacy and funding requirements for its various subsidiaries.  This model is based on A.M. Best Capital Adequacy Ratio Model (“BCAR”), which is similar to National Association of Insurance Commissioners (“NAIC”) Risk Based Capital model and Standards & Poor’s (“S&P”) framework.  The model makes use of various financial statement inputs such as loss reserves, net written premiums and other assets of the Company.  Applied to those inputs are various economic capital factors actuarially determined by evaluating the underwriting and business risks which are adjusted for diversification factors for the benefits achieved by writing multiple lines of business within a given underwriting risk category. The model also uses a multiplier based on the BCAR methodology for A+ rating target.  The beginning division equity of $242.7 million as of December 31, 2004 was allocated to the Company using this model.  Net distributions to GMACI Holdings included capital contributions and dividends paid to GMACI.  The dividend amount was allocated using actual dividends paid to GMACI by its insurance company subsidiaries.  The allocated amounts were based on the ratio of net income of the Company to total net income of insurance company subsidiaries of GMACI.  This ratio was applied to total dividends paid to GMACI.  The net distribution to GMACI and beginning division equity may be materially different if the Company had been a separate, stand-alone entity during the periods presented.

Premiums and Revenue Recognition — Reinsurance premiums, net of premiums ceded to reinsurers, are earned over the terms of the policies in proportion to coverage provided.  The portion of premiums written applicable to unexpired terms of policies is recorded as unearned premium.

The Company generally collects premiums in advance of providing risk coverage to minimize the Company’s exposure to credit risk.  A policy level evaluation is performed to the extent premiums receivable exceed the related unearned premiums balance.  The Company ages this exposure to establish an allowance for doubtful accounts.

Cash and Cash Equivalents — Cash equivalents are short-term, highly liquid investments with original maturities of 90 days or less. Certain securities, with original maturities of 90 days or less, that are held as a portion of longer term investment portfolios are classified as investment securities and not cash equivalents.

Investment Securities — The Company’s portfolio of investment securities includes bonds, asset and mortgage-backed securities and other investments. The Company classifies its investments as available-for-sale and, accordingly, investments are carried at fair value with unrealized gains and losses included in other comprehensive income, a component of division equity, on an after-tax basis. The cost of debt securities is adjusted for amortization of premiums and accretion of discounts. Amortization and accretion are included in investment income and the yield is adjusted over the contractual term of the security. Realized gains and losses on investment securities are determined using the specific identification basis.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

The Company employs a systematic methodology that considers available evidence in evaluating potential other-than-temporary impairment of its investments. In the event that the cost of an investment exceeds its fair value, the Company evaluates, among other factors, the magnitude and duration of the decline in fair value, the financial health of and business outlook for the issuer, and the Company’s intent and ability to hold the investment. When a decline in fair value is determined to be other-than-temporary, an impairment charge is recorded as a realized capital loss and a new cost basis in the investment is established.

Deferred Acquisition Costs — Commissions and other costs of acquiring insurance that are primarily related to and vary with the production of business are deferred. These costs are amortized over the terms of the related policies on the same basis as premiums earned.

Property, Equipment and Software — The Company’s property and equipment consist primarily of furniture and equipment, including computers and software, which are stated at cost, net of accumulated depreciation and amortization and are included in other assets. The Company provides for depreciation and amortization of property and equipment using a straight-line method, with useful lives based on the asset class. Certain internal-use software costs are capitalized once specific criteria are met and these costs are amortized on a straight-line basis over three years.

Unpaid Losses and Loss Adjustment Expenses — The reserves for unpaid losses and loss adjustment expenses represent the accumulation of estimates for both reported losses and those incurred but not reported relating to direct insurance and assumed reinsurance agreements. Estimates for salvage and subrogation recoverable are recognized at the time losses are incurred and netted against the provision for losses. Reserves are established for each business at the lowest meaningful level of homogeneous data. Insurance liabilities are based on estimates, and the ultimate liability may vary from such estimates. The estimates are regularly reviewed and adjustments, which can potentially be significant, are included in earnings in the period in which they are deemed necessary.

Reinsurance — The Company cedes insurance risk under various reinsurance agreements. The Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk with other insurance enterprises.  The Company remains liable with respect to any reinsurance ceded if the assuming companies are unable to meet their obligations under these reinsurance agreements. The Company also assumes insurance risks from other insurance companies, receiving a premium as consideration for the risk assumed.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Reinsurance recoverables on paid losses and loss adjustment expenses are included in premiums and other receivables. Amounts recoverable from reinsurers on unpaid losses and loss adjustment expenses are reported as an asset and are estimated in a manner consistent with the reinsured policies. Amounts paid to reinsurers relating to the unexpired portion of reinsurance contracts are reported as prepaid reinsurance premiums.

Assessment of Risk Transfer for Structured Insurance and Reinsurance Contracts - For both ceded and assumed reinsurance, risk transfer requirements must be met in order to obtain reinsurance status for accounting purposes, principally resulting in the recognition of cash flows under the contract as premiums and losses. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. To assess risk transfer for certain contracts, the Company generally develops expected discounted cash flow analyses at contract inception. If risk transfer requirements are not met, a contract is accounted for using the deposit accounting method. Deposit accounting requires that consideration received or paid be recorded in the balance sheet as opposed to premiums written or losses incurred in the statement of operations and any non-refundable fees earned based on the terms of the contract.

For each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company considers all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject to or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting with the net amount receivable/payable reflected in other reinsurance assets or liabilities on the balance sheets. Fees earned on the contracts are reflected as other revenues, as opposed to premiums, on the statements of operations.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Income Taxes — During 2006, GMAC and a number of its U.S. subsidiaries converted to limited liability companies and, effective November 28, 2006, became disregarded or pass-through entities for U.S. federal income tax purposes. For the period ending November 28, 2006 and prior periods, the Company joined with GM and its eligible subsidiaries in the filing of a consolidated federal income tax return as part of a federal income tax allocation agreement between the Company and GMAC. Subsequent to November 28, 2006, GMACI and its subsidiaries continue to be taxable entities subject to U.S. federal, state, and foreign taxes, filing a consolidated U.S. federal income tax return.

The Company accounts for income taxes using the asset and liability method. Deferred income tax assets and liabilities are recorded as temporary differences between the carrying values of assets and liabilities for financial reporting purposes and tax purposes. Deferred tax assets and liabilities are recognized in the carve-out financial statements, based upon enacted tax laws and rates. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.  The Company evaluates the recoverability of deferred tax assets and a valuation allowance is recorded for any portion not expected to be realized.  No valuation allowance was deemed necessary for the periods presented in the carve-out financial statements.

New Accounting Standards – In October 2008, the Financial Accounting Standards Board (“FASB”)  issued FASB Staff Position (“FSP”) No. 157-3, Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active, with an immediate effective date, including prior periods for which financial statements have not been issued.  FSP No. 157-3 amends the Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements,  to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist.  The objective of SFAS No. 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.  The adoption of FSP No. 157-3 in the third quarter did not have a material effect on the Company’s results of operations, financial position or liquidity.

In June 2008, the FASB issued FSP No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities.  FSP No. 03-6-1 clarifies that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are to be included in the computation of earnings per share under the two-class method described in SFAS No. 128, Earnings Per Share.  FSP No. 06-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and requires all presented prior-period earnings per share data to be adjusted retrospectively.  The Company is currently evaluating the impact, if any, that FSP No. 03-6-1 will have on its financial statements.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of SFAS No. 60, Accounting and Reporting by Insurance Enterprises. SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation.  SFAS No. 163 also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities.  Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises.  SFAS No. 163 also requires expanded disclosures about financial guarantee insurance contracts.  SFAS No. 163 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008.  The Company is currently evaluating the impact, if any, that SFAS No. 163 will have on its financial statements.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles.  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles) in the United States.  This Statement shall be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (“PCAOB”) amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.  The Company does not believe the adoption will have a material impact on its financial condition or results of operations.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The Company is currently evaluating the impact, if any, that SFAS No. 161 will have on its financial statements.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

3.   FAIR VALUE

The Company adopted SFAS No. 157 on January 1, 2008, which provides a definition of fair value, establishes a framework for measuring fair value, and requires expanded disclosures about fair value measurements.  The standard applies when GAAP requires or allows assets or liabilities to be measured at fair value; therefore, it does not expand the use of fair value in any new circumstance.

SFAS No.157 establishes a three-level hierarchy to be used when measuring and disclosing fair value.  An instrument’s categorization within the fair value hierarchy is based on the lowest level of significant input to its valuation.  Following is a description of the three hierarchy levels:

Level 1
Inputs are quoted prices in active markets for identical asset or liabilities as of the measurement date.  Additionally, the entity must have the ability to access the active market and the quoted prices cannot be adjusted by the entity.

Level 2
Inputs are other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices in active markets for similar assets or liabilities; or inputs that are observable or can be corroborated by observable market data by correlation or other means for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs are supported by little or no market activity.  The unobservable inputs represent management’s best assumptions of how market participants would price the assets or liabilities.  Generally, Level 3 assets and liabilities are valued using pricing models, discounted cash flow methodologies, or similar techniques that require significant judgment or estimation.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Available-for-sale securities are carried at fair value, which is primarily based on observable market prices.  If observable market prices are not available, the Company’s valuations are based on internally developed discounted cash flow models that use a market-based discount rate and consider recent market transactions, experience with similar securities, current business conditions, and analysis of the underlying collateral, as available.  In order to estimate cash flows, the Company is required to utilize various significant assumptions including market observable inputs (e.g., forward interest rates) and internally developed inputs (including prepayment spreads, delinquency levels, and credit losses).

The Company utilizes a pricing service to estimate fair value measurements for all of its fixed maturities.  The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets, such as U.S Treasury Securities.  Since fixed maturities other than U.S. Treasury securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications and models which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing.   Additionally, the pricing service uses an Option Adjusted Spread model to develop prepayment and interest rate scenarios for issues that have early redemption features.

The pricing service evaluates each asset class based on relevant market information, relevant credit information, perceived market movements and sector news.  The market inputs utilized in the pricing evaluation include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events.  If the pricing service discontinues pricing an investment due to the lack of objectively verifiable data, the Company would be required to produce an estimate of fair value using some of the same methodologies as the pricing service, but would have to make assumptions for market based inputs that are unavailable due to market conditions.

The fair value estimates of most fixed maturity investments are based on observable market information rather than market quotes.  Accordingly, the estimates of fair value for such fixed maturities, other than U.S. Treasury securities, provided by the pricing service are included in the amount disclosed in Level 2 of the hierarchy.  The estimated fair value of U.S. Treasury securities are included in the amount disclosed in Level 1 as the estimates are based on unadjusted market prices.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In accordance with SFAS No. 157, assets measured at fair value on a recurring basis are as follows:

	Recurring fair value measures
	Level 1	Level 2	Level 3	Total

Investment securities:
Available-for-sale securities:
Debt securities	$140,673	$431,920	$-	$572,593

Total assets	$140,673	$431,920	$-	$572,593

The Company does not value any liabilities at fair value. The Company does not measure any assets or liabilities at fair value on a nonrecurring basis at September 30, 2008.

4.           INVESTMENTS

The Company enters into trust agreements which serve as collateral for liabilities relating to assumed reinsurance contracts in the event of the Company’s nonperformance.  Investments placed in trust have an estimated fair value of $544.7 million and $485.9 million as of September 30, 2008 and December 31, 2007, respectively.  The Company classifies these investments as available-for-sale.  No cash or cash equivalents are included in the trust balances as of September 30, 2008 and December 31, 2007.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

The cost or amortized cost, fair value and gross unrealized gains and losses on available-for-sale securities at September 30, 2008 are presented below:

	September 30, 2008
	Cost or	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Debt securities:
U.S. Treasury and federal agencies	$563,117	$7,507	$(3,654)	$566,970
States and political subdivisions	4,918	23	(211)	4,730
Corporate debt securities	889	4	-	893

Total debt securities	$568,924	$7,534	$(3,865)	$572,593

	December 31, 2007
	Cost or	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Debt securities:
U.S. Treasury and federal agencies	$498,210	$10,075	$(434)	$507,851
States and political subdivisions	5,031	43	(34)	5,040
Corporate debt securities	889	46	-	935

Total debt securities	$504,130	$10,164	$(468)	$513,826

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Aggregate unrealized pre-tax losses relating to temporarily impaired securities were $3.9 million and $0.5 million as of September 30, 2008 and December 31, 2007, respectively, as follows:

	September 30, 2008
	Less Than 12 Months		12 Months or Longer
		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses
Debt securities:
U.S. Treasury and federal agencies	$183,636	$3,654	$-	$-
States and political subdivisions	2,415	140	538	71

Total debt securities	$186,051	$3,794	$538	$71

	December 31, 2007
	Less Than 12 Months		12 Months or Longer
		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses
Debt securities:
U.S. Treasury and federal agencies	$26,974	$107	$90,136	$327
States and political subdivisions	596	15	574	19

Total debt securities	$27,570	$122	$90,710	$346

The investments included in the tables above are not considered to be other-than-temporarily impaired considering the percentage of the unrealized loss in relation to their cost or amortized cost, the elapsed time of their fair value being less than their cost or amortized cost, and the absence of events or other indications that an other-than-temporary impairment exists.  As of September 30, 2008 and December 31, 2007, the Company has the ability to hold the securities for the foreseeable future and has the intent to hold securities with existing unrealized losses through future evaluation points.  At future evaluation points, the Company will again consider available evidence to evaluate potential impairments of its investments and determine if an other-than-temporary impairment is apparent.  As of September 30, 2008 and December 31, 2007, eighty-six and thirty-five securities were in an unrealized loss position, respectively.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Net investment income was allocated to the Company using an internally developed model.  The model allocates net investment income based on the average allocated invested assets multiplied by the GMACI total portfolio specific yield, net of investment management expenses.  The average allocated invested assets were determined by adding an average of the Company’s liabilities and equity, less an average of other non-investment generating assets.  The GMACI total portfolio specific yield was calculated by dividing the total GMACI investment income by the average market value of invested assets.  The specific net portfolio yields calculated for the nine months ended September 30, 2008 and 2007 were 3.60% and 3.94%, respectively.  For the nine months ended September 30, 2008 and 2007, the allocated net investment income was $40.8 million and $42.3 million, respectively.  The net investment income may be materially different if the Company had been a separate, stand-alone entity during the periods presented.

5.           PREMIUMS AND OTHER RECEIVABLES

Premiums and other receivables at September 30, 2008 and December 31, 2007 consist of the following:

	September 30, 2008	December 31, 2007

Premiums receivable	$176,030	$132,735
Funds held receivable	5,777	6,109
Reinsurance recoverables on paid losses	8,381	3,329
Assets sold, not yet settled	28	87
Other receivables	214	121
Allowance for uncollectible amounts	(141)	(141)

Total premiums and other receivables - net	$190,289	$142,240

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

6.           INCOME TAXES

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax purposes.  Deferred taxes are allocated to the Company as if the Company was held in a separate corporation that filed separate income tax returns.  Management believes the assumptions underlying its allocation of deferred taxes on a separate return basis are reasonable.  However, the amounts allocated for deferred taxes in the accompanying carve-out balance sheets are not necessarily indicative of the amount of deferred taxes that would have been recorded had the Company been operated as a separate, stand-alone entity.  The significant components of deferred tax assets and liabilities as of September 30, 2008 and December 31, 2007 are reflected in the following table:

	September 30, 2008	December 31, 2007

Deferred tax liabilities:
Deferred acquisition costs	$17,140	$12,305
Bond discount	7	64
Unrealized gains on securities	1,284	3,394
Other	-	152

Gross deferred tax liabilities	18,431	15,915

Deferred tax assets:
Loss reserves and loss adjustment expenses	44,429	40,842
Unearned premium	17,283	13,251
Accrued miscellaneous expenses	-	107
Other	30	62

Gross deferred tax assets	61,742	54,262

Net deferred tax asset	$43,311	$38,347

The components of the provision for income taxes for the nine months ended September 30, 2008 and 2007 are as follows:

	September 30, 2008	September 30, 2007

Current	$15,717	$26,320
Deferred	(2,854)	(2,948)

Total	$12,863	$23,372

There are no reconciling items between the statutory U.S. federal income tax rate and the Company’s effective tax rate applicable to income as of September 30, 2008 and 2007.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. The adoption of this interpretation had no impact on the Company’s financial position. There were no unrecognized tax benefits.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

8.            RELATED PARTY TRANSACTIONS

GMAC provided certain services such as information technology software and support, accounting, regulatory compliance and other related services that directly or indirectly benefit the Company (“allocated expenses”). For the purposes of carve-out financial statements, management has provided a best estimate of what are believed to be reasonable allocated expenses that the Company would have incurred if it historically operated on a stand-alone basis.  This determination was made by reviewing various costs allocated to this division by GMAC and evaluating the direct benefit received by the Company. Certain expenses that were deemed not to be beneficial to the Company were not allocated as a result of this analysis. The allocated expenses may be materially different if the Company had been a separate, stand-alone entity during the periods presented. These estimates were prepared in accordance with Staff Accounting Bulletin (“SAB”) Topic 1-B, “Allocation of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity”, and are presented below:

	September 30, 2008	September 30, 2007

Direct expenses	$20,382	$22,415

Allocated expenses:
Software and licensing	1,089	1,038
Network communications	871	830
Financial reporting and related salary expense	367	350
Internal audit	43	41
Regulatory compliance	40	38
Total allocated expenses	$2,410	$2,297

Total general and administrative expenses	$22,792	$24,712

9.            COMMITMENTS AND CONTINGENCIES

There are various claims and pending actions against the Company arising out of the normal course of business. Certain of these actions seek punitive or exemplary damages in very large amounts. The amounts of ultimate liability on these claims and actions at September 30, 2008 and December 31, 2007 were not determinable but, in the judgment of management, none of the claims or actions individually or collectively are likely to result in judgments for amounts which, net of claim and expense liabilities previously established and applicable insurance and reinsurance, would have a material adverse effect on the Company’s financial position or results of operations.

GMAC RE

NOTES TO CONDENSED CARVE-OUT FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007 (UNAUDITED)
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

10.            SUBSEQUENT EVENTS

On November 3, 2008, Maiden Holdings North America, Ltd. (“Maiden NA”) acquired GMAC RE for approximately $100 million. Maiden NA is a wholly-owned subsidiary of Maiden Holdings, Ltd., a publicly traded reinsurance company, headquartered in Bermuda. This acquisition included the reinsurance operations and reinsurance managing general agent of GMACI, which is reflected in the accompanying carve-out financial statements. As a part of the transaction, Maiden Insurance Company, also a wholly-owned subsidiary of Maiden Holdings, Ltd., has assumed the net outstanding loss reserves and net unearned premium of approximately $750 million and $200 million, respectively, as of November 3, 2008 associated with the GMAC RE business. Maiden Insurance received approximately $403 million in cash and $545 million in US government and agencies fixed maturity investments as the initial transfer amounts in connection with the assumption of liabilities.

In connection with the transaction, Maiden NA also entered into an agreement to acquire two licensed insurance companies, GMAC Direct Insurance Company (“GMAC Direct”) and Integon Specialty Insurance Company (“Integon”). Consummation of the acquisition of these insurance companies is subject to regulatory approval. The consideration for GMAC Direct is $5.0 million plus an amount equal to the policyholders’ surplus as of the closing date and for Integon it is $3.2 million plus an amount equal to the policyholders’ surplus as of the closing date.

*****